UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                        Date of Report: October 5, 2006


                         Regatta Capital Partners, Inc.
                         ------------------------------
             (Exact name of registrant as specified in its chapter)


           Maryland                       0-27609               20-4550082
           --------                       -------               ----------
(State or other jurisdiction     (Commission File Number)    (IRS Employer ID #)
      of incorporation)


1331 17th Street, Suite 1060, Denver, CO                              80202
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(Address of principal executive offices)                            (Zip Code)

       Registrant's telephone number, including area code (303) 292 9122
                                                          --------------


                 ----------------------------------------------
                         (Former name or former address,
                         if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 4.01      Change in Registrant's Certifying Accountant

New Independent Public Accountants
----------------------------------

On October 3, 2006, the Registrant dismissed Cordovano and Honeck, LLP, Certified Public Accountants, as its independent public accountant and retained Schumacher & Associates, Inc., as its independent public accountant. The Registrant's board of directors adopted the resolutions on October 3, 2006 dismissing Cordovano and Honeck, LLP, Certified Public Accountants, and approving the selection of Schumacher & Associates, Inc..

Cordovano and Honeck, LLP, Certified Public Accountants ("C&H") had been engaged as the Company's principal independent accountants. C&H reported that the Registrant's (formerly Monet Entertainment Group, Ltd.) financial statements during the three-year period ended December 31, 2005 and any subsequent interim period through the date of dismissal did not contain an adverse opinion or disclaimer opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. During the three-year period ended December 31, 2005, and the subsequent interim periods through the date of dismissal, the Registrant did not have any disagreements with C&H on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of C&H would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.


The Registrant has provided C&H with a copy of the disclosure contained herein and has requested that C&H provide the Registrant with a letter addressed to the U.S. Securities and Exchange Commission stating whether or they agree with the disclosure. C&H has provided such a letter, which is attached hereto as an Exhibit to this Current Report on Form 8-K.

During the Registrant's two most recent fiscal years December 31, 2005 and 2004 and the subsequent interim period through the engagement of Schumacher & Associates, Inc., the Registrant has not consulted with Schumacher & Associates, Inc.., regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, or any matter that was the subject of a disagreement or reportable event as such terms are defined in Item 304 of Regulation S-B.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.       Description

16 Letter from Cordovano and Honeck, LLP, on change of independent accountants




                                   SIGNATURES



Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            REGATTA CAPITAL PARTNERS, INC.
                                            ------------------------------
                                            (Registrant)


                                            /s/ James P. Gregory
                                            ---------------------
                                            (Signature)
                                            James P. Gregory
                                            President

Date:  October 4, 2006





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